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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 11, 2001
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


         DELAWARE                     1-13692                 23-2787918
         DELAWARE                   33-92734-01               23-2800532
(STATE OR OTHER JURISDICTION       (COMMISSION            (I.R.S. EMPLOYER
         OF INCORPORATION)          FILE NUMBER)          IDENTIFICATION NO.)



                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.    OTHER EVENTS

         On Wednesday, January 31, 2001, AmeriGas Partners, L.P. will report earnings for the first quarter ended December 31, 2000. Lon Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.amerigas.com. The live webcast of the teleconference will begin at 4:00 PM Eastern Time. The webcast will be archived through February 14, 2001.

         In addition, a telephonic replay of the teleconference will be available until 7:00 PM Eastern Time on Friday, February 2, 2001 and can be accessed by dialing 1-888-203-1112, Passcode 597068. International replay access is 719-457-0820, Passcode 597068.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERIGAS PARTNERS, L.P.
                                      By: AmeriGas Propane, Inc.,
                                         its General Partner


                                      By:/s/ Robert W. Krick,
                                         --------------------------
                                         Robert W. Krick, Treasurer


                                      AMERIGAS FINANCE CORP.

                                      By: /s/ Robert W. Krick,
                                         --------------------------
                                         Robert W. Krick, Treasurer
Date: January 11, 2001